Employee Savings and Pension Plan - Amounts Recorded in Net Income and OCL or (OCI) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Net periodic pension cost (credit):
Interest cost	$ 2,397	$ 2,370	$ 2,596
Expected return on plan assets	(2,106)	(3,195)	(4,125)
Amortization of actuarial loss	605	784	1,693
Net periodic pension cost (credit)	896	(41)	164
Other changes in plan assets and benefit obligations recognized in OCL or (OCI):
Net actuarial loss (gain) arising during period	2,180	(1,169)	(11,881)
Amortization of actuarial loss	(605)	(784)	(1,693)
Foreign currency translation adjustment	0	110	1,269
Total OCL or (OCI)	1,575	(1,843)	(12,305)
Total recognized in net periodic pension cost (credit) and OCL or (OCI)	$ 2,471	$ (1,884)	$ (12,141)